UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________________

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to § 240.14a-12

PUGET ENERGY, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

CALCULATION OF FILING FEE

Title of each class of securities to which transaction applies:	Aggregate number of securities to which transaction applies:	Per unit price or other underlying value of transaction computed pursuant to ExchangeAct Rule 0-11:	Proposed maximum aggregate value of transaction:	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

November 9, 2007

Dear Puget Sound Energy Retiree,

On Friday, October 26, we announced that we signed a merger agreement with long-term investors to obtain the capital and flexibility we need to continue to strengthen and grow the company in the years ahead. This will help us concentrate on our core business of providing safe and reliable service to our customers. It will provide us with the $5 billion we need over the next five years to upgrade our aging infrastructure and to introduce expanded energy efficiency programs and more renewable energy resources to fulfill the booming energy needs of our region.

I’m excited about this agreement, and I’d like to be sure that you understand the proposed merger and what it means for all of us connected with Puget Sound Energy.

The agreement is with a North American infrastructure fund consortium led by Macquarie Infrastructure Partners, the Canada Pension Plan Investment Board and the British Columbia Investment Management Corporation. The consortium has significant experience in managing infrastructure and utility investments in the United States and around the world, and has proven track records partnering with existing management to support the performance, stewardship and growth of those businesses.

This is not a merger like the one between Washington Natural Gas and Puget Power a decade ago. It is not a consolidation move. Job reductions and cost cutting are not foreseen. Our new investment partners value the company and its employees and will continue current operations, management and union contracts. The consortium will honor the current collective bargaining agreements in place with the International Brotherhood of Electric Workers, Local 77, and the United Association of Journeymen and Apprentices of the Plumbing and Pipefitting Industry of the United States and Canada, Local 26 and Local 32, for PSE’s represented employees, as well as existing wage and primary benefits for all employees and retirees.

As I told PSE employees at a recent meeting, it will be business as usual, only better.  We do not anticipate that the merger will impact the PSE Retirement Plan or your retiree medical coverage. The Retirement Plan continues to be well funded and you will continue to receive payments as you currently do. PSE’s Retirement Plan Committee, made up of company officers, will continue to administer the Retirement Plan. Similarly, no changes to your retiree medical coverage have been proposed as a result of the merger. Obviously, we cannot guarantee that changes will never be made to these programs.  However, none are currently expected to occur as a result of the merger.

The transaction is expected to close during the second half of 2008, subject to approval by Puget Energy’s shareholders, such as you, and regulatory approvals, including those from the Washington Utilities and Transportation Commission and the Federal Energy Regulatory Commission. Upon completion of the merger, shareholders will be paid $30 per share.

I truly believe that with this merger I will have done something for everyone – customers, employees, retirees and shareholders. It is good for Washington and good for Puget Sound Energy.

We will provide you with regular updates as the transaction unfolds. Please look for additional information and updates on PugetEnergy.com and in the New & Notable section of PSE.com.

Sincerely,

/s/Stephen P. Reynolds
Stephen P. Reynolds
Chairman, President and CEO

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, Puget Energy will file a proxy statement with the Securities and Exchange Commission (SEC).  Before making any voting or investment decision, investors and security holders of Puget Energy are urged to carefully read the entire proxy statement and any other relevant documents filed with the SEC, as well as any amendments or supplements to those document, because they will contain important information about the proposed transaction.  A definitive proxy statement will be sent to the shareholders of Puget Energy in connection with the proposed transaction.  Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Puget Energy at the SEC’s website at www.sec.gov.  The proxy statement and such other documents may also be obtained at no cost from Puget Energy by directing the request to Puget Energy, 10885 NE 4th Street, PSE-08, Bellevue, WA 98004, Attention: Sue Gladfelter.

PARTICIPANTS IN THE SOLICITATION

Puget Energy, its directors, executive officers and other members of its management, employees, and certain other persons may be deemed to be participants in the solicitation of proxies from Puget Energy shareholders in connection with the proposed transaction.  Information about the interests of Puget Energy’s participants in the solicitation is set forth in Puget Energy’s proxy statements and Annual Reports on Form 10-K, previously filed with the SEC, and in the proxy statement relating to the transaction when it becomes available.

November 9, 2007

Dear Former Puget Sound Energy Employee,

On Friday, October 26, we announced that we signed a merger agreement with long-term investors to obtain the capital and flexibility we need to continue to strengthen and grow the company in the years ahead. This will help us concentrate on our core business of providing safe and reliable service to our customers. It will provide us with the $5 billion we need over the next five years to upgrade our aging infrastructure and to introduce expanded energy efficiency programs and more renewable energy resources to fulfill the booming energy needs of our region.

I’m excited about this agreement and I’d like to be sure that you understand the proposed merger and what it means for all of us connected with Puget Sound Energy.

The agreement is with a North American infrastructure fund consortium led by Macquarie Infrastructure Partners, the Canada Pension Plan Investment Board and the British Columbia Investment Management Corporation. The consortium has significant experience in managing infrastructure and utility investments in the United States and around the world, and has proven track records partnering with existing management to support the performance, stewardship and growth of those businesses.

This is not a merger like the one between Washington Natural Gas and Puget Power a decade ago. It is not a consolidation move. Job reductions and cost cutting are not foreseen. Our new investment partners value the company and its employees and will continue current operations, management and union contracts. The consortium will honor the current collective bargaining agreements in place with the International Brotherhood of Electric Workers, Local 77, and the United Association of Journeymen and Apprentices of the Plumbing and Pipefitting Industry of the United States and Canada, Local 26 and Local 32, for PSE’s represented employees, as well as existing wage and primary benefits for all employees and retirees.

As I told PSE employees at a recent meeting, it will be business as usual, only better.  We do not anticipate that the merger will impact the PSE Retirement Plan.  The Retirement Plan continues to be well funded and will continue to be administered by PSE’s Retirement Plan Committee, made up of company officers. The process to begin your benefit has not changed either.  When you are eligible to receive payment, or for those already eligible who want to begin receiving your benefit, please contact the Milliman Benefits Service Center at 1-800-727-6915.

The transaction is expected to close during the second half of 2008, subject to approval by Puget Energy’s shareholders, such as you, and regulatory approvals, including those from the Washington Utilities and Transportation Commission and the Federal Energy Regulatory Commission. Upon completion of the merger, shareholders will be paid $30 per share.

I truly believe that with this merger I will have done something for everyone – customers, employees, retirees and shareholders. It is good for Washington and good for Puget Sound Energy.

We will provide you with regular updates as the transaction unfolds. Please look for additional information and updates on PugetEnergy.com and in the New & Notable section of PSE.com.

Sincerely,

/s/Stephen P. Reynolds
Stephen P. Reynolds
Chairman, President and CEO

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, Puget Energy will file a proxy statement with the Securities and Exchange Commission (SEC).  Before making any voting or investment decision, investors and security holders of Puget Energy are urged to carefully read the entire proxy statement and any other relevant documents filed with the SEC, as well as any amendments or supplements to those document, because they will contain important information about the proposed transaction.  A definitive proxy statement will be sent to the shareholders of Puget Energy in connection with the proposed transaction.  Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Puget Energy at the SEC’s website at www.sec.gov.  The proxy statement and such other documents may also be obtained at no cost from Puget Energy by directing the request to Puget Energy, 10885 NE 4th Street, PSE-08, Bellevue, WA 98004, Attention: Sue Gladfelter.

PARTICIPANTS IN THE SOLICITATION

Puget Energy, its directors, executive officers and other members of its management, employees, and certain other persons may be deemed to be participants in the solicitation of proxies from Puget Energy shareholders in connection with the proposed transaction.  Information about the interests of Puget Energy’s participants in the solicitation is set forth in Puget Energy’s proxy statements and Annual Reports on Form 10-K, previously filed with the SEC, and in the proxy statement relating to the transaction when it becomes available.

November 9, 2007

Dear Former Puget Sound Energy Employee,

On Friday, October 26, we announced that we signed a merger agreement with long-term investors to obtain the capital and flexibility we need to continue to strengthen and grow the company in the years ahead. This will help us concentrate on our core business of providing safe and reliable service to our customers. It will provide us with the $5 billion we need over the next five years to upgrade our aging infrastructure and to introduce expanded energy efficiency programs and more renewable energy resources to fulfill the booming energy needs of our region.

I’m excited about this agreement and I’d like to be sure that you understand the proposed merger and what it means for all of us connected with Puget Sound Energy.

The agreement is with a North American infrastructure fund consortium led by Macquarie Infrastructure Partners, the Canada Pension Plan Investment Board and the British Columbia Investment Management Corporation. The consortium has significant experience in managing infrastructure and utility investments in the United States and around the world, and has proven track records partnering with existing management to support the performance, stewardship and growth of those businesses.

This is not a merger like the one between Washington Natural Gas and Puget Power a decade ago. It is not a consolidation move. Job reductions and cost cutting are not foreseen. Our new investment partners value the company and its employees and will continue current operations, management and union contracts. The consortium will honor the current collective bargaining agreements in place with the International Brotherhood of Electric Workers, Local 77, and the United Association of Journeymen and Apprentices of the Plumbing and Pipefitting Industry of the United States and Canada, Local 26 and Local 32, for PSE’s represented employees, as well as existing wage and primary benefits for all employees and retirees.

As I told PSE employees at a recent meeting, it will be business as usual, only better. We do not anticipate that the merger will impact the PSE Retirement Plan or the Supplemental Retirement Plan (SERP).  The Retirement Plan continues to be well funded, and will continue to be administered by PSE’s Retirement Plan Committee, made up of company officers. The process to begin your benefit payments from either plan has not changed either.  When you are eligible to receive payment, or for those already eligible who want to begin receiving your benefit, please contact the Milliman Benefits Service Center at 1-800-727-6915 for your pension and contact Tom Hunt at PSE 1-425-462-3309 for starting your SERP.

The transaction is expected to close during the second half of 2008, subject to approval by Puget Energy’s shareholders, such as you, and regulatory approvals, including those from the Washington Utilities and Transportation Commission and the Federal Energy Regulatory Commission. Upon completion of the merger, shareholders will be paid $30 per share.

I truly believe that with this merger I will have done something for everyone – customers, employees, retirees and shareholders. It is good for Washington and good for Puget Sound Energy.

We will provide you with regular updates as the transaction unfolds. Please look for additional information and updates on PugetEnergy.com and in the New & Notable section of PSE.com.

Sincerely,

/s/Stephen P. Reynolds
Stephen P. Reynolds
Chairman, President and CEO

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, Puget Energy will file a proxy statement with the Securities and Exchange Commission (SEC).  Before making any voting or investment decision, investors and security holders of Puget Energy are urged to carefully read the entire proxy statement and any other relevant documents filed with the SEC, as well as any amendments or supplements to those document, because they will contain important information about the proposed transaction.  A definitive proxy statement will be sent to the shareholders of Puget Energy in connection with the proposed transaction.  Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Puget Energy at the SEC’s website at www.sec.gov.  The proxy statement and such other documents may also be obtained at no cost from Puget Energy by directing the request to Puget Energy, 10885 NE 4th Street, PSE-08, Bellevue, WA 98004, Attention: Sue Gladfelter.

PARTICIPANTS IN THE SOLICITATION

Puget Energy, its directors, executive officers and other members of its management, employees, and certain other persons may be deemed to be participants in the solicitation of proxies from Puget Energy shareholders in connection with the proposed transaction.  Information about the interests of Puget Energy’s participants in the solicitation is set forth in Puget Energy’s proxy statements and Annual Reports on Form 10-K, previously filed with the SEC, and in the proxy statement relating to the transaction when it becomes available.

November 9, 2007

Dear Puget Sound Energy Retiree,

On Friday, October 26, we announced that we signed a merger agreement with long-term investors to obtain the capital and flexibility we need to continue to strengthen and grow the company in the years ahead. This will help us concentrate on our core business of providing safe and reliable service to our customers. It will provide us with the $5 billion we need over the next five years to upgrade our aging infrastructure and to introduce expanded energy efficiency programs and more renewable energy resources to fulfill the booming energy needs of our region.

I’m excited about this agreement and I’d like to be sure that you understand the proposed merger and what it means for all of us connected with Puget Sound Energy.

The agreement is with a North American infrastructure fund consortium led by Macquarie Infrastructure Partners, the Canada Pension Plan Investment Board and the British Columbia Investment Management Corporation. The consortium has significant experience in managing infrastructure and utility investments in the United States and around the world, and has proven track records partnering with existing management to support the performance, stewardship and growth of those businesses.

This is not a merger like the one between Washington Natural Gas and Puget Power a decade ago. It is not a consolidation move. Job reductions and cost cutting are not foreseen. Our new investment partners value the company and its employees and will continue current operations, management and union contracts. The consortium will honor the current collective bargaining agreements in place with the International Brotherhood of Electric Workers, Local 77, and the United Association of Journeymen and Apprentices of the Plumbing and Pipefitting Industry of the United States and Canada, Local 26 and Local 32, for PSE’s represented employees, as well as existing wage and primary benefits for all employees and retirees.

As I told PSE employees at a recent meeting, it will be business as usual, only better. We do not anticipate that the merger will impact the PSE Retirement Plan, the Supplemental Retirement Plan, or your retiree medical coverage. The Retirement Plan continues to be well funded and you will continue to receive payments as you currently do. PSE’s Retirement Plan Committee, made up of company officers, will continue to administer the Retirement Plan. Similarly, no changes to your retiree medical coverage or the Supplemental Retirement Plan have been proposed as a result of the merger. Obviously, we cannot guarantee that changes will never be made to these programs.  However, none are currently expected to occur as a result of the merger.

The transaction is expected to close during the second half of 2008, subject to approval by Puget Energy’s shareholders, such as you, and regulatory approvals, including those from the Washington Utilities and Transportation Commission and the Federal Energy Regulatory Commission. Upon completion of the merger, shareholders will be paid $30 per share.

I truly believe that with this merger I will have done something for everyone – customers, employees, retirees and shareholders. It is good for Washington and good for Puget Sound Energy.

We will provide you with regular updates as the transaction unfolds. Please look for additional information and updates on PugetEnergy.com and in the New & Notable section of PSE.com.

Sincerely,

/s/Stephen P. Reynolds
Stephen P. Reynolds
Chairman, President and CEO

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, Puget Energy will file a proxy statement with the Securities and Exchange Commission (SEC).  Before making any voting or investment decision, investors and security holders of Puget Energy are urged to carefully read the entire proxy statement and any other relevant documents filed with the SEC, as well as any amendments or supplements to those document, because they will contain important information about the proposed transaction.  A definitive proxy statement will be sent to the shareholders of Puget Energy in connection with the proposed transaction.  Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Puget Energy at the SEC’s website at www.sec.gov.  The proxy statement and such other documents may also be obtained at no cost from Puget Energy by directing the request to Puget Energy, 10885 NE 4th Street, PSE-08, Bellevue, WA 98004, Attention: Sue Gladfelter.

PARTICIPANTS IN THE SOLICITATION

Puget Energy, its directors, executive officers and other members of its management, employees, and certain other persons may be deemed to be participants in the solicitation of proxies from Puget Energy shareholders in connection with the proposed transaction.  Information about the interests of Puget Energy’s participants in the solicitation is set forth in Puget Energy’s proxy statements and Annual Reports on Form 10-K, previously filed with the SEC, and in the proxy statement relating to the transaction when it becomes available.

November 9, 2007

Dear Former Puget Sound Energy Employee,

On Friday, October 26, we announced that we signed a merger agreement with long-term investors to obtain the capital and flexibility we need to continue to strengthen and grow the company in the years ahead. This will help us concentrate on our core business of providing safe and reliable service to our customers. It will provide us with the $5 billion we need over the next five years to upgrade our aging infrastructure and to introduce expanded energy efficiency programs and more renewable energy resources to fulfill the booming energy needs of our region.

I’m excited about this agreement and I’d like to be sure that you understand the proposed merger and what it means for all of us connected with Puget Sound Energy.

The agreement is with a North American infrastructure fund consortium led by Macquarie Infrastructure Partners, the Canada Pension Plan Investment Board and the British Columbia Investment Management Corporation. The consortium has significant experience in managing infrastructure and utility investments in the United States and around the world, and has proven track records partnering with existing management to support the performance, stewardship and growth of those businesses.

This is not a merger like the one between Washington Natural Gas and Puget Power a decade ago. It is not a consolidation move. Job reductions and cost cutting are not foreseen. Our new investment partners value the company and its employees and will continue current operations, management and union contracts. The consortium will honor the current collective bargaining agreements in place with the International Brotherhood of Electric Workers, Local 77, and the United Association of Journeymen and Apprentices of the Plumbing and Pipefitting Industry of the United States and Canada, Local 26 and Local 32, for PSE’s represented employees, as well as existing wage and primary benefits for all employees and retirees.

As I told PSE employees at a recent meeting, it will be business as usual, only better. We do not anticipate that the merger will impact the PSE Supplemental Retirement Plan (SERP).  The process to begin your benefit payments from the plan has not changed either.  When you are eligible to receive payment, or for those already eligible who want to begin receiving your benefit, contact Tom Hunt at PSE at 1-425-462-3309.

The transaction is expected to close during the second half of 2008, subject to approval by Puget Energy’s shareholders, such as you, and regulatory approvals, including those from the Washington Utilities and Transportation Commission and the Federal Energy Regulatory Commission. Upon completion of the merger, shareholders will be paid $30 per share.

I truly believe that with this merger I will have done something for everyone – customers, employees, retirees and shareholders. It is good for Washington and good for Puget Sound Energy.

We will provide you with regular updates as the transaction unfolds. Please look for additional information and updates on PugetEnergy.com and in the New & Notable section of PSE.com.

Sincerely,

/s/Stephen P. Reynolds
Stephen P. Reynolds
Chairman, President and CEO

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, Puget Energy will file a proxy statement with the Securities and Exchange Commission (SEC).  Before making any voting or investment decision, investors and security holders of Puget Energy are urged to carefully read the entire proxy statement and any other relevant documents filed with the SEC, as well as any amendments or supplements to those document, because they will contain important information about the proposed transaction.  A definitive proxy statement will be sent to the shareholders of Puget Energy in connection with the proposed transaction.  Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Puget Energy at the SEC’s website at www.sec.gov.  The proxy statement and such other documents may also be obtained at no cost from Puget Energy by directing the request to Puget Energy, 10885 NE 4th Street, PSE-08, Bellevue, WA 98004, Attention: Sue Gladfelter.

PARTICIPANTS IN THE SOLICITATION

Puget Energy, its directors, executive officers and other members of its management, employees, and certain other persons may be deemed to be participants in the solicitation of proxies from Puget Energy shareholders in connection with the proposed transaction.  Information about the interests of Puget Energy’s participants in the solicitation is set forth in Puget Energy’s proxy statements and Annual Reports on Form 10-K, previously filed with the SEC, and in the proxy statement relating to the transaction when it becomes available.